J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return Europe Equity ETF

JPMorgan Diversified Return Global Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

Prospectus dated

March 1, 2019, as supplemented

JPMorgan Disciplined High Yield ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan Ultra-Short Income ETF

Prospectuses dated

July 1, 2019, as supplemented

(the “Funds”)

(series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated August 23, 2019

to the Summary Prospectuses and Prospectuses

The special meeting (“Meeting”) of shareholders on August 22, 2019, was adjourned with regard to the proposal described below (the “proposal”) for the funds listed above (the “Funds”). Therefore, the proposal was not approved on August 22, 2019. The adjourned meeting will be reconvened at 11:00 a.m. Eastern Time on Tuesday, September 17, 2019, at 277 Park Ave, New York, NY 10172.

Proposed change to the Management Agreement

As described in the proxy statement and previously filed supplements, the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) approved, subject to shareholder approval, a new management agreement for each of the Funds.

If approved by shareholders of each Fund, the new agreement would result in the implementation of a single management fee in lieu of the fee structure currently in place for the Funds. In addition, if approved, this agreement would replace each Fund’s current investment advisory agreement, as well as its current administration and expense limitation agreements. This proposal will not result in an increase in a Fund’s current net expense ratio or change the level of services provided by J.P. Morgan Investment Management Inc. under the current investment advisory and administration agreements.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-ETF-UNITADJ-819